[LOGO]                                          345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281
Scudder Global High
Income Fund, Inc.                                                   May 29, 2001
--------------------------------------------------------------------------------
To the Stockholders:

The Annual Meeting of Stockholders of Scudder Global High Income Fund, Inc. (the "Fund") is to be held at 1:30 p.m., Eastern time, on Wednesday, July 18, 2001 at the offices of Zurich Scudder Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope -- postage prepaid -- in which to return your proxy are enclosed.

At the Annual Meeting the stockholders will elect three Directors. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder. Your Fund's Directors recommend that you vote in favor of the three nominees for Directors.

Respectfully,

/s/Juris Padegs

Juris Padegs

President and Chairman of the Board

--------------------------------------------------------------------------------
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                      SCUDDER GLOBAL HIGH INCOME FUND, INC.

                    Notice of Annual Meeting of Stockholders

To the Stockholders of

Scudder Global High Income Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of Scudder Global High Income Fund, Inc. (the "Fund"), has been called to be held at the offices of Zurich Scudder Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, July 18, 2001 at 1:30 p.m., Eastern time, for the following purpose:

      To elect three Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on May 18, 2001 are entitled to vote at the meeting and any adjournments thereof.

By order of the Board of Directors,


/s/John Millette

John Millette
Secretary

May 29, 2001

--------------------------------------------------------------------------------
IMPORTANT -- We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scudder Global High Income Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Zurich Scudder Investments, Inc. ("Zurich Scudder" or the "Investment Manager"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, July 18, 2001 at 1:30 p.m., Eastern time, and at any adjournments thereof (collectively, the "Meeting").

This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about May 29, 2001, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for the proposal which requires the approval of a plurality of shares voting at the Meeting.

Holders of record of the common stock of the Fund at the close of business on May 18, 2001 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 9,939,538 shares of common stock outstanding on the Record Date.

The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended October 31, 2000, without charge, by calling 800-349-4281 or 800-294-4366 or writing the Fund at 345 Park Avenue, New York, New York 10154.

PROPOSAL: ELECTION OF DIRECTORS

Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies for the election of the three nominees listed below as Directors of the Fund to serve for a term of three years, or until their respective successors are duly elected and qualified. The nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

The following table sets forth certain information concerning each of the three nominees as a Director of the Fund. Mr. Nogueira is currently a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class II -- Nominees to serve until 2004 Annual Meeting of Stockholders:



                      Present Office with the                                   Aggregate Dollar Range of Equity
Name (Age)            Fund, if any; Principal               Dollar Range of     Securities in All Registered
Address               Occupation or Employment  Year First  Equity Securities   Investment Companies Overseen by
Interested            and Directorships in      Became a    in the Fund as of   Director in Family of Investment
Director              Publicly Held Companies   Director    March 30, 2001^(1)  Companies as of March 30, 2001^(1)
------------------------------------------------------------------------------------------------------------------
Nicholas Bratt (52)*+  President; Managing      Nominee     $50,001-            Over $100,000
c/o Zurich Scudder     Director of Zurich                   $100,000
Investments, Inc.      Scudder; Director,
345 Park Avenue        Korea Society (private
New York, NY 10154     society). Mr. Bratt
                       serves on the boards
                       of certain other funds
                       managed by Zurich
                       Scudder.
------------------------------------------------------------------------------------------------------------------

                                       2


Class II -- Nominees to serve until 2004 Annual Meeting of Stockholders:


                      Present Office with the                                   Aggregate Dollar Range of Equity
Name (Age)            Fund, if any; Principal               Dollar Range of     Securities in All Registered
Address               Occupation or Employment  Year First  Equity Securities   Investment Companies Overseen by
Noninterested         and Directorships in      Became a    in the Fund as of   Director in Family of Investment
Director              Publicly Held Companies   Director    March 30, 2001^(1)  Companies as of March 30, 2001^(1)
------------------------------------------------------------------------------------------------------------------

Ronaldo A. da Frota    Director and Chief       1992        $10,001-            Over $100,000
Nogueira (62)          Executive Officer, IMF               $50,000
c/o Zurich Scudder     Editora Ltda.
Investments, Inc.      (financial publisher);
345 Park Avenue        Director, Brazilian
New York, NY 10154     Association of
                       Securities Analysts
                       (ABAMEC-Brazil);
                       Member, Board of
                       Association of
                       Certified
                       International
                       Investment Analysts
                       (ACIIA). Mr. Nogueira
                       serves on the boards
                       of certain  other
                       funds managed by
                       Zurich Scudder.

Kesop Yun (56)         Professor, (formerly     Nominee     0-$10,000           0-$10,000
c/o Zurich Scudder     Dean, 1999-2001),
Investments, Inc.      College of Business
345 Park Avenue        Administration, Seoul
New York, NY 10154     National University,
                       Seoul, Korea; Visiting
                       Professor of London
                       Business School
                       (1997-98); President,
                       Korea Securities &
                       Economy Institute
                       (1994-95); President,
                       Korea Tax Association
                       (1994-95). Mr. Yun
                       serves on the boards
                       of certain other funds
                       managed by Zurich
                       Scudder.
------------------------------------------------------------------------------------------------------------------

                                       3


Information Concerning Continuing Directors

The Board of Directors is divided into three classes, with each Director serving for a term of three years. The terms of the Class I and III Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes, including certain Directors who have been appointed to such classes effective immediately following the meeting.

Class III -- Directors to serve until 2002 Annual Meeting of Stockholders:


                      Present Office with the                                   Aggregate Dollar Range of Equity
Name (Age)            Fund, if any; Principal               Dollar Range of     Securities in All Registered
Address               Occupation or Employment  Year First  Equity Securities   Investment Companies Overseen by
Noninterested         and Directorships in      Became a    in the Fund as of   Director in Family of Investment
Directors             Publicly Held Companies   Director    March 30, 2001^(1)  Companies as of March 30, 2001^(1)
------------------------------------------------------------------------------------------------------------------
William H. Luers (72)   Chairman and President, 2001++      0-$10,000           $50,001-$100,000
c/o Zurich Scudder      United Nations
Investments. Inc.       Association of the
345 Park Avenue         United States of
New York, NY  10154     America; Director: IDEX
                        Corporation (liquid
                        handling equipment
                        manufacturer), Wickes
                        Lumber Company (building
                        materials), American
                        Online Latin America,
                        Member, Board of
                        Directors, The Eurasia
                        Foundation, The Gilman
                        Foundation and School of
                        International and Public
                        Affairs. Columbia
                        University; Member:
                        Advisory Board, The
                        Trust for Mutual
                        Understanding; Member,
                        Executive Committee and
                        Board of Directors,
                        Institute for East-West
                        Studies; Chairman, "St.
                        Petersburg 2003
                        Committee" of Citizens
                        Exchange Council;
                        Trustee: Rockefeller
                        Brothers Fund, Trustee
                        Advisory Council--
                        Appeal of Conscience
                        Foundation; formerly,
                        President, Metropolitan
                        Museum of Art
                        (1986-1999) (retired),
                        Director, StoryFirst
                        Communications, Inc.
                        (owns television and
                        radio stations in Russia
                        and Ukraine)
                        (1996-1999). Mr. Luers
                        serves on the boards of
                        certain other funds
                        managed by Zurich
                        Scudder.
------------------------------------------------------------------------------------------------------------------


                                       4


                      Present Office with the                                   Aggregate Dollar Range of Equity
Name (Age)            Fund, if any; Principal               Dollar Range of     Securities in All Registered
Address               Occupation or Employment  Year First  Equity Securities   Investment Companies Overseen by
Noninterested         and Directorships in      Became a    in the Fund as of   Director in Family of Investment
Directors             Publicly Held Companies   Director    March 30, 2001^(1)  Companies as of March 30, 2001^(1)
------------------------------------------------------------------------------------------------------------------
Susan Kaufman Purcell Vice President, Council   1992        0-$10,000           $0-$10,000
(58)                  of the Americas; Vice
c/o Zurich Scudder    President, Americas
Investments, Inc.     Society; Director,
345 Park Avenue       Valero Energy Corp.
New York, NY  10154   Dr. Purcell serves on
                      the boards of certain
                      other funds managed by
                      Zurich Scudder.
------------------------------------------------------------------------------------------------------------------


Class I -- Directors to serve until 2003 Annual Meeting of Stockholders:

                      Present Office with the                                   Aggregate Dollar Range of Equity
Name (Age)            Fund, if any; Principal               Dollar Range of     Securities in All Registered
Address               Occupation or Employment  Year First  Equity Securities   Investment Companies Overseen by
Interested            and Directorships in      Became a    in the Fund as of   Director in Family of Investment
Director              Publicly Held Companies   Director    March 30, 2001^(1)  Companies as of March 30, 2001^(1)
------------------------------------------------------------------------------------------------------------------
Juris Padegs (69)*+   President and Chairman    1999        0-$10,000           Over $100,000
Zurich Scudder        of the Board; Advisory
Investments, Inc.     Managing Director of
345 Park Avenue       Zurich Scudder. Mr.
New York, NY  10154   Padegs serves on the
                      boards of certain other
                      funds managed by Zurich
                      Scudder.
------------------------------------------------------------------------------------------------------------------

                                       5


                      Present Office with the                                   Aggregate Dollar Range of Equity
Name (Age)            Fund, if any; Principal               Dollar Range of     Securities in All Registered
Address               Occupation or Employment  Year First  Equity Securities   Investment Companies Overseen by
Noninterested         and Directorships in      Became a    in the Fund as of   Director in Family of Investment
Directors             Publicly Held Companies   Director    March 30, 2001^(1)  Companies as of March 30, 2001^(1)
------------------------------------------------------------------------------------------------------------------
Robert J. Callander   Retired Vice Chairman,    1992        $50,001-            $50,001-
(70)                  Chemical Banking                      $100,000            $100,000
c/o Zurich Scudder    Corporation; Director,
Investments, Inc.     ARAMARK Corporation, and
345 Park Avenue       Omnicom Group, Inc.;
New York, NY 10154    Member, Council on
                      Foreign Relations;
                      Managing Director,
                      Metropolitan Opera
                      Association; Previously
                      Visiting Professor/
                      Executive-in-Residence,
                      Columbia University
                      Business School;
                      Formerly, Director,
                      Barnes Group, Inc.
                      (until April 2001).
                      Mr. Callander serves on
                      the boards of certain
                      other funds managed by
                      Zurich Scudder.

Kenneth C. Froewiss   Clinical Professor of     2001++     0-$10,000     $10,001-$50,000
(55)                  Finance, Stern School of
c/o Zurich Scudder    Business, New York
Investments, Inc.     University; Managing
345 Park Avenue       Director, J.P. Morgan
New York, NY  10154   (investment banking
                      firm) (until 1996). Mr.
                      Froewiss serves on the
                      boards of certain other
                      funds managed by Zurich
                      Scudder.

All Directors and Officers as a group                              17,328 shares
--------------------------------------------------------------------------------

* Director considered by the Fund and its counsel to be an "interested person" (which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund's investment manager, Zurich Scudder Investments, Inc. Mr. Bratt and Mr. Padegs each is deemed to be an interested person because of their affiliation with the Fund's investment manager, Zurich Scudder, or because they are Officers of the Fund or both.

+ Mr. George M. Lovejoy, Jr. and Mr. Padegs are currently members of the Executive Committee of the Fund. Effective immediately following the Meeting, Mr. Bratt will replace Mr. Lovejoy as a member of the Executive Committee of the Fund.

++ Mr. Luers and Mr. Froewiss each were appointed as a Director of the Fund by the Fund's Board and its Noninterested Directors on April 4, 2001, effective immediately following the Meeting, as further described below.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

The proposed composition of the Board of Directors immediately following the Meeting reflects an effort to align more closely the composition of the Boards of Directors of several of the closed-end funds that are managed by Zurich Scudder. The Board believes that this alignment may result in certain efficiencies, including reducing Board meeting costs. Accordingly, as noted above, Messrs. Luers and Froewiss have been appointed to the Board effective immediately following the Meeting. In addition, Mr. George Lovejoy, a current director of the Fund, has resigned from the Board, effective immediately following the Meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(j) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a fund, requires the fund's Officers and Directors, Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and The New York Stock Exchange, Inc. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

Based on a review of reports filed by the Fund's directors and executive officers, the Investment Manager, officers and directors of the Investment Manager, affiliated persons of the Investment Manager and beneficial holders of 10% or more of the outstanding shares of the Fund and written representations from certain of such persons that no year-end reports were required, all filings required during the fiscal year ended October 31, 2000 by Section 16(a) of the Securities and Exchange Act of 1934 were timely, except that Harold D. Kahn filed a Form 3 late.

To the best of the Fund's knowledge, as of March 30, 2001, no person owned beneficially more than 5% of the Fund's outstanding stock.

Committees of the Board -- Board Meetings

The Board of Directors of the Fund met four times during the fiscal year ended October 31, 2000.

Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which they served as regular members.

The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

The Board has an Audit Committee, consisting of those Directors who are not interested persons of the Fund or of Zurich Scudder ("Noninterested Directors") as defined in the 1940 Act, which met once during the fiscal year ended October 31, 2000. The members of the Audit Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and discusses with management the Fund's audited financial statements, reviews the auditor's required communications regarding the scope and results of the audit that may assist the Audit Committee in overseeing management's financial reporting and disclosure process, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board, reviews matters related to the independence of the Fund's independent accountants and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this proxy statement as Exhibit A.

At a meeting held on April 4, 2001, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected
PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending October 31, 2001. The Fund's financial statements for the fiscal year ended October 31, 2000 were audited by PricewaterhouseCoopers LLP. The following table sets forth the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP(1):

                      Financial Information Systems
     Audit Fees      Design and Implementation Fees        All Other Fees^(2)
--------------------------------------------------------------------------------
     $84,400                          $0                     $6,680,586
--------------------------------------------------------------------------------

The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees for professional services rendered for the audit of the Fund for the most recent fiscal year. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services, if any, during the most recent calendar year to the Fund, Zurich Scudder and all entities controlling, controlled by, or under common control with Zurich Scudder that provide services to the Fund.

-----------------------
(1) In addition to the amount shown in the table, PricewaterhouseCoopers LLP incurred fees of approximately $3,548,900 for professional services rendered for audit and tax services provided to other Zurich
     Scudder-advised funds.

(2) All Other Fees includes $1,451,000 for services in connection with risk management, taxation, attest/agreed upon procedures, review of filings with the SEC and testing of internal controls for Zurich Scudder and other related entities that provide support for the operations of the funds.

The Fund's audit committee gave careful consideration to the non-audit related services provided by PricewaterhouseCoopers LLP to the Fund, Zurich Scudder and entities controlling, controlled by or under common control with Zurich Scudder that provide services to the Fund, and, based in part on certain representations and information provided by PricewaterhouseCoopers LLP, determined that the provision of these services was compatible with maintaining PricewaterhouseCoopers LLP's independence.

Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.

Audit Committee Report

In connection with the audited financial statements as of and for the year ended October 31, 2000 included in the Fund's Annual Report for the year ended October 31, 2000 (the "Annual Report"), at a meeting held on December 13, 2000, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund's Annual Report.

The Audit Committee currently consists of Messrs. Callander, Lovejoy, and Nogueira and Ms. Purcell. Effective immediately following the Meeting, the Audit Committee will consist of Messrs. Callander, Froewiss, Luers, Nogueira and Yun and Ms. Purcell.

Committee on Independent Directors

The Board has a Committee on Independent Directors consisting of the Noninterested Directors. The Committee met once during the fiscal year ended October 31, 2000. The Committee is charged with the duty of making all nominations for Noninterested Directors and consideration of other related matters. The Committee met on April 4, 2001 to nominate the nominees for Noninterested Directors presented in this proxy statement. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action.

Executive Committee

The Executive Committee is empowered, and the Directors have delegated to such Committee, all of the powers of the Directors not otherwise delegated, when the full Board of Directors is not in session, except for the declaration of dividends and distributions. Messrs. Padegs and Lovejoy are members of the Executive Committee. Effective immediately following the Meeting, Mr. Bratt will replace Mr. Lovejoy as a member of the Executive Committee of the Fund. The Executive Committee did not meet during the fiscal year ended October 31, 2000.

Valuation Committee

The Valuation Committee monitors the valuation of portfolio securities and other investments and, as required by the Fund's valuation policies when the full Board is not in session, determines the fair value of illiquid and other portfolio holdings after consideration of all relevant factors, which determinations are reported to the full Board. Messrs. Padegs and Lovejoy are currently members of the Valuation Committee. Effective immediately following the Meeting, Mr. Bratt will replace Mr. Lovejoy as a member of the Valuation Committee of the Fund. The Valuation Committee met five times during the fiscal year ended October 31, 2000.

Executive Officers

In addition to Mr. Padegs, a Director who is also an Officer of the Fund, the following persons are Executive Officers of the Fund:

                                 Present Office with the Fund;                           Year First Became
Name (Age)                       Principal Occupation or Employment (1)                  an Officer (2)
-------------------------------------------------------------------------------------------------------------
Paul J. Elmlinger (42)           Vice President and Assistant Secretary; Managing        1992
                                 Director of Zurich Scudder.

Jan C. Faller (34)               Vice President; Senior Vice President of Zurich         2000
                                 Scudder; prior thereto, Bond and Currency Investment
                                 Manager of PanAgora Asset Management.

David E. Hartman (37)            Vice President and Assistant Secretary; Vice President  2001
                                 of Zurich Scudder since 2000; previously, Associate
                                 General Counsel with American International Group, Inc.

Judith A. Hannaway (48)          Vice President; Managing Director of Zurich Scudder.    1997

John R. Hebble (42)              Treasurer; Senior Vice President of Zurich Scudder      1998

John R. Janasiewicz (30)         Vice President; Assistant Vice President of Zurich      2000
                                 Scudder

Brenda Lyons (38)                Assistant Treasurer; Senior Vice President of Zurich    2000
                                 Scudder

John Millette (38)               Vice President and Secretary; Vice President of Zurich  1999
                                 Scudder.

Caroline Pearson (39)            Assistant Secretary; Managing Director of Zurich        1998
                                 Scudder; prior to September 1997, practiced law with
                                 the law firm of Dechert Price & Rhoads.

Kathryn L. Quirk (48)            Vice President and Assistant Secretary; Managing        1992
                                 Director of Zurich Scudder.
-------------------------------------------------------------------------------------------------------------

(1) Unless otherwise stated, all Executive Officers have been associated with Zurich Scudder for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each hold office until his successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

The aggregate direct remuneration received by the Fund of Directors not affiliated with Zurich Scudder was $57,154, including expenses, for the fiscal year ended October 31, 2000. Each such non-interested Director currently receives fees, paid by the Fund, of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than audit committee meetings and meetings held for the purpose of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). Zurich Scudder supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund, and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of Zurich Scudder and participate in the fees paid to that firm (see "Investment Manager"), although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance at Board of Directors and committee meetings.

The following Compensation Table, provides in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay such benefits to its Directors.

Column (5) Total compensation received by a Director from the Fund and Zurich Scudder, plus compensation received from all funds managed by Zurich Scudder for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

Compensation Table for the year ended December 31, 2000

-------------------------------------------------------------------------------------------------------------
            (1)                   (2)                (3)               (4)                    (5)
                                                                                    Aggregate Compensation
                                                                                    as a Director/Trustee of
                                                                                    the Fund and Other
                                                                                    Scudder Funds

                             Aggregate      Pension or Retirement Estimated Annual                Paid by
Name of Person,              Compensation   Benefits Accrued as   Benefits Upon     Paid by       Zurich
Position                     from the Fund  Part of Fund Expenses Retirement        Funds         Scudder
-------------------------------------------------------------------------------------------------------------
Robert J. Callander,                                                                $52,836       $0
Director                     $7,668         N/A                   N/A               (5 funds)^1

George M. Lovejoy, Jr. 2                                                            $87,841       $2,875
Director                     $13,000        N/A                   N/A               (27 funds)^1

Ronaldo A. da Frota                                                                 $47,451       $0
Nogueira, Director           $12,500        N/A                   N/A               (4 funds)^1

Susan Kaufman Purcell,                                                              $24,250       $0
Director                     $12,500        N/A                   N/A               (2 funds)^1
-------------------------------------------------------------------------------------------------------------

^1 Number of funds as of December 31, 2000. The number of funds changed during the year 2000 due to mergers and liquidations.

^2 Mr. Lovejoy has decided to resign effective immediately following the Meeting.

Mr. Yun, a nominee for Director of the Fund, received $21,250 during the year ended December 31, 2000 for serving on the Boards of two funds advised by Zurich Scudder. In addition, Mr. Froewiss and Mr. Luers, who will become Directors of the Fund immediately following the Meeting, each received $42,951 and $121,492, respectively, paid by the Funds and $0 and $7,475, respectively, paid by by Zurich Scudder during the year ended December 31, 2000 for serving on the Boards of four and twenty-seven funds advised by Zurich Scudder, respectively. In addition to the aggregate compensation shown in the above-referenced table, Mr. Luers and Mr. Lovejoy received a retirement benefit provided to those Noninterested Directors of certain open-end Scudder funds who volunteered to leave the Board prior to their normal retirement date in order to facilitate the nomination of a consolidated board overseeing certain open-end Scudder funds advised by Zurich Scudder. Inasmuch as Zurich Scudder also is expected to benefit from the administrative efficiencies of a consolidated board, Zurich Scudder reimbursed the Scudder funds for half the cost of this benefit.

Required Vote

Election of each of the listed nominees for Director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

Investment Manager

The Investment Manager is one of the largest and most experienced investment management firms in the United States. As of December 31, 2000, the firm had more than $370 billion in assets under management, of which $260 billion represent funds managed for third-party institutional and retail customers. The principal source of the Investment Manager's income is professional fees received from providing continuing investment advice.

The Investment Manager is a Delaware corporation. Steven Gluckstern(1) is the Chairman of the Board and a Director, Edmond D. Villani(2) is the President, Chief Executive Officer and a Director, Kathryn L. Quirk(2) is the General Counsel, Chief Compliance Officer and Secretary, Farhan Sharaff(2) is the Chief Investment Officer, Chris C. DeMaio(2) is the Treasurer, each of Nicholas Bratt(2) and Lynn S. Birdsong(2) are Corporate Vice Presidents and Directors, and Laurence W. Cheng(3), Martin Feinstein(2) and Gunther Gose(3) are Directors of the Investment Manager. The principal occupation of Edmond D. Villani, Kathryn L. Quirk, Farhan Sharaff, Chris C. DeMaio, Nicholas Bratt and Lynn S. Birdsong is serving as a Managing Director of the Investment Manager; the principal occupation of Steven Gluckstern is serving as Chief Executive Officer of the Global Asset Businesses of Zurich Financial Services; the principal occupation of Laurence W. Cheng is serving as a senior partner of Capital Z Partners, an investment fund; the principal occupation of Martin Feinstein is serving as Chief Executive Officer of Farmers Insurance Group; and the principal occupation of Gunther Gose is serving as the Chief Financial Officer of Zurich Insurance Company.

The outstanding securities of the Investment Manager as of March 31, 2001 are held of record 1.3% by Zurich Insurance Company(1); 35.8% and 16.1% by Zurich Holding Company of America ("ZHCA")(4) and Zurich Financial Services (UKISA) Limited(5) respectively, each a wholly owned subsidiary of Zurich Insurance Company; 27.1% by ZKI Holding Corporation ("ZKIH")(6), a wholly owned subsidiary of Zurich Holding Company of America; 15.6% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement among the Investment Manager, Zurich Insurance Company, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Zurich Scudder's Executive Defined Contribution Plan Trust (the "Trust"); and 4.1% by the Trust.

-----------------------
(1) 54 Thompson Street, Third Floor, New York, NY
(2) 345 Park Avenue, New York, NY 10154
(3) Mythenquai 2, P.O. Box CH-8022, Zurich, Switzerland
(4) 1400 American Lane, Schaumburg, IL 60196
(5) 22 Arlington Street, London SW1A, 1RW United Kingdom
(6) 222 South Riverside Plaza, Chicago, IL 60606

On October 17, 2000, the dual holding company structure of Zurich Financial Services Group was unified under a single Swiss holding company called Zurich Financial Services ("Zurich Financial Services"). Zurich Insurance Company is an indirect wholly owned subsidiary of Zurich Financial Services.

The transaction did not affect Zurich's ownership interest in the Investment Manager or the Investment Manager's operations.

The home offices of Zurich Financial Services are located at Mythenquai 2, 8002 Zurich Switzerland.

Brokerage Commissions on Portfolio Transactions

To the maximum extent feasible, Zurich Scudder places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Zurich Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Zurich Scudder may place such transactions with brokers and dealers that sell shares of funds advised by Zurich Scudder. In addition, when it can be done consistently with its policy of obtaining the most favorable net results in placing Fund brokerage, Zurich Scudder is authorized to place such brokerage with brokers and dealers who supply brokerage and research services to Zurich Scudder. Allocation of portfolio transactions is supervised by Zurich Scudder.

Other Matters

The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment thereof in accordance with their best judgment.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by Officers of the Fund or personnel of Zurich Scudder. The Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004 to assist in the proxy solicitation. The cost of its services is estimated at $9,000 plus expenses, of which $4,000 will be paid by Zurich Scudder and $5,000 plus expenses will be paid by the Fund. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Shareholder Communications Corporation, in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by July 18, 2001, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

Stockholders wishing to submit proposals for inclusion in a proxy statement for the 2002 meeting of stockholders of the Fund should send their written proposals to John Millette, Secretary of the Fund, c/o Zurich Scudder Investments, Inc. at 345 Park Avenue, New York, New York 10154, by January 29, 2002. The timely submission of a proposal does not guarantee its inclusion.

The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2001 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address on or before April 14, 2002. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

By order of the Board of Directors,


/s/John Millette

John Millette
Secretary

345 Park Avenue
New York, New York 10154

May 29, 2001

                                    Exhibit A

                      SCUDDER GLOBAL HIGH INCOME FUND, INC.

                             AUDIT COMMITTEE CHARTER

                                  April 5, 2000

This document constitutes the Charter of the Audit Committee (the "Committee") of the Board of Directors of the above-named fund (the "Fund"). The Committee was established by the Board of Directors of the Fund to provide oversight with respect to the accounting and financial reporting policies and practices of the Fund.

(1) Organization. The Committee shall be composed of three or more members of the Fund's Board of Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund. Each member of the Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment (or must become financially literate within a reasonable period of time after his or her appointment to the Committee). At least one member of the Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.

(2) Meetings. The Committee shall meet on a regular basis as necessary or appropriate and is empowered to hold special meetings as circumstances require.

(3)  Committee Purposes. The purposes of the Committee are as follows:

     (a) To oversee the accounting and financial reporting policies and practices of the Fund, their internal controls and, as appropriate, the internal controls of certain service providers to the Fund;

     (b) To oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

     (c) To act as a liaison between the Fund's independent auditors and the full Board of Directors.

The function of the Audit Committee is oversight; it is management's responsibility to maintain or arrange for the maintenance of appropriate systems for accounting and internal controls, and the auditor's responsibility to plan and carry out a proper audit.

(4) Duties and Powers. To carry out the purposes specified in Paragraph 3 above, the Committee shall have the following duties and powers:

     (a) To recommend to the Board of Directors the selection of the Fund's independent auditors, on the condition that the independent auditors are ultimately accountable to the Board of Directors and the Committee and that the Committee and the Board of Directors shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement);

     (b) To request and evaluate on an annual basis a formal written statement from the independent auditor delineating all significant relationships between the independent auditor and the Fund and the Investment Adviser and recommend that the Board of Directors take appropriate action, if any, in response to the independent auditors' report to satisfy itself of the auditors' independence.

     (c) To meet with the Fund's independent auditors, including private meetings as necessary (i) to review the arrangements for and scope of the annual audit of the Fund and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, regulatory and tax compliance matters considered in the preparation of the financial statements, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies and procedures and internal accounting controls, and management's responses thereto; and (iv) to review the form of the opinion the auditors propose to render to the Board of Directors and the shareholders of the Fund;

     (d) To meet regularly with the chief financial and accounting officers of the Fund to discuss any matters addressed herein that the Committee believes should be raised with said officers;

     (e) To review such other matters or information that the Committee believes may be relevant to the auditors, the audit engagement, or the Fund's financial policies and procedures or internal accounting controls;

     (f) To report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

(5) Resources and Authority. The Committee shall have the resources and authority appropriate for purposes of discharging its responsibilities under this Charter, including the authority to consult with counsel and/or to retain such experts or consultants as the Committee deems necessary or appropriate to fulfill such responsibilities at the expense of the Fund.

(6) Periodic Review of Charter. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

PROXY                 SCUDDER GLOBAL HIGH INCOME FUND, INC.                PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 Annual Meeting of Stockholders -- July 18, 2001

     The undersigned hereby appoints David E. Hartman, Juris Padegs and Kathryn
L. Quirk and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of Scudder Global High Income Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Scudder Global High Income Fund, Inc. to be held at the offices of Zurich Scudder Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, July 18, 2001 at 1:30 p.m., Eastern time, and at any adjournments thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the Item listed below.

The election of three Directors:

      FOR all nominees listed  /___/           WITHHOLD AUTHORITY        /___/
      below (except as marked                  to vote for all nominees
      to the contrary below)                   listed below


Nominees:
Class II: Nicholas Bratt, Ronaldo A. da Frota Nogueira, and Kesop Yun

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


--------------------------------------------------


                                                       (continued on other side)

     The Proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                    Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                    ------------------------------------------------------------
                                  (Signature of Stockholder)


                    ------------------------------------------------------------
                             (Signature of joint owner, if any)

                    Date ____________________________________, 2001


              PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
                             NO POSTAGE IS REQUIRED.